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                                                                    EXHIBIT 10.3


                              CKE RESTAURANTS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT
                                      UNDER
                    2005 OMNIBUS INCENTIVE COMPENSATION PLAN

      THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into as of ___________, 200_ by and between ______________________ (hereinafter referred to as "Purchaser") and CKE Restaurants, Inc., a Delaware corporation (hereinafter referred to as the "Company"), pursuant to the Company's 2005 Omnibus Incentive Compensation Plan (the "Plan"). Any capitalized term not defined herein shall have the same meaning ascribed to it in the Plan.

                                R E C I T A L S:

      A. Purchaser is an employee or director, and in connection therewith has rendered services for and on behalf of the Company or its Affiliates.

      B. The Company desires to issue shares of common stock to Purchaser for the consideration set forth herein to provide an incentive for Purchaser to remain a Service Provider of the Company and to exert added effort towards its growth and success.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

            1. ISSUANCE OF SHARES. The Company hereby offers to issue to Purchaser an aggregate of _____________ (_____) shares of Common Stock of the Company (the "Shares") on the terms and conditions herein set forth. Unless this offer is earlier revoked in writing by the Company, Purchaser shall have ten
(10) days from the date of the delivery of this Agreement to Purchaser to accept the offer of the Company by executing and delivering to the Company two copies of this Agreement, without condition or reservation of any kind whatsoever, together with the consideration to be delivered by Purchaser pursuant to Section 2 below, if applicable.

            2. CONSIDERATION. The purchase price for the Shares shall be zero ($0.00).

            3. VESTING OF SHARES.

                  (A) Subject to Section 3(b) below, the Shares acquired hereunder shall vest and become "Vested Shares" as to thirty-three and one-third percent (33.33%) of the Shares on the first anniversary of the effective date of this Agreement, and thereafter, thirty-three and one-third percent (33.33%) of the Shares shall become Vested Shares on each subsequent anniversary date of this Agreement, such that 100% of the Shares shall be Vested Shares on the third anniversary of this Agreement. Shares which have not yet become vested are herein called "Unvested Shares." No additional shares shall vest after the date of termination of Purchaser's "Continuous Service" (as defined below).

      As used herein, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by any successor entity following a Change in Control, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, or (ii) service as a


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member of the Board of Directors of the Company until Purchaser resigns, is removed from office, or Purchaser's term of office expires and he or she is not reelected.

                  (B) Notwithstanding Section 3(a), if Purchaser holds Shares at the time a Change in Control occurs, all Repurchase Rights shall automatically terminate effective immediately prior to the occurrence of a Triggering Event (as defined below) occurring within the twelve (12) month period beginning with such Change in Control.

                  (C) For purposes of this Section 3, the following terms shall have the meanings set forth below:

                        (I) "Triggering Event" shall mean (i) the termination of Continuous Service of Purchaser by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue this Agreement in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 6 hereof and Section 4.3 of the Plan.

                        (II) "Cause" shall mean a determination by the Committee that Purchaser (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Purchaser's duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. In the event that the Purchaser is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of "Cause" (or a term having similar meaning), such definition shall apply as the definition of a termination on account of "Cause" for purposes hereof, but only to the extent that such definition provides the Purchaser with greater rights. A termination on account of Cause shall be communicated by written notice to the Purchaser, and shall be deemed to occur on the date such notice is delivered to the Purchaser.

                        (III) "Constructive Termination" shall mean a termination of employment by Purchaser within sixty (60) days following the occurrence of any one or more of the following events without the Purchaser's written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that Purchaser's location of employment be relocated by more than fifty (50) miles. In the event that the Purchaser is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of "Constructive Termination," "Good Reason" or "Breach of Agreement" (or a term having a similar meaning), such definition shall apply as the definition of "Constructive Termination" for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Purchaser with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.


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            4.    RECONVEYANCE UPON TERMINATION OF SERVICE.

                  (A) REPURCHASE RIGHT. The Company shall have the right (but not the obligation) to repurchase all or any part of the Unvested Shares (the "Repurchase Right") in the event that the Purchaser's Continuous Service terminates for any reason. Upon exercise of the Repurchase Right, the Purchaser shall be obligated to sell his or her Unvested Shares to the Company, as provided in this Section 4. If the Purchase Price is zero, then upon termination of Continuous Service Purchaser shall be obligated to transfer his or her Unvested Shares to the Company for no additional consideration.

                  (B) CONSIDERATION FOR REPURCHASE RIGHT. The repurchase price of the Unvested Shares (the "Repurchase Price") shall be equal to the Purchase Price, if any, of such Unvested Shares.

                  (C) PROCEDURE FOR EXERCISE OF RECONVEYANCE OPTION. For sixty
(60) days after the Termination Date or other event described in this Section 4, the Company may exercise the Repurchase Right by giving Purchaser and/or any other person obligated to sell written notice of the number of Unvested Shares which the Company desires to purchase. The Repurchase Price for the Unvested Shares shall be payable, at the option of the Company, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by any combination thereof.

                  (D) NOTIFICATION AND SETTLEMENT. In the event that the Company has elected to exercise the Repurchase Right as to part or all of the Unvested Shares within the period described above, Purchaser or such other person shall deliver to the Company certificate(s) representing the Unvested Shares to be acquired by the Company within thirty (30) days following the date of the notice from the Company. The Company shall deliver to Purchaser against delivery of the Unvested Shares, checks of the Company payable to Purchaser and/or any other person obligated to transfer the Unvested Shares in the aggregate amount of the Repurchase Price, if any, to be paid as set forth in paragraph 4(b) above.

                  (E) DEPOSIT OF UNVESTED SHARES. Purchaser shall deposit with the Company certificates representing the Unvested Shares, together with a duly executed stock assignment separate from certificate in blank, which shall be held by the Secretary of the Company. Purchaser shall be entitled to vote and to receive dividends and distributions on all such deposited Unvested Shares.

                  (F) TERMINATION. The provisions of this Section 4 shall automatically terminate in accordance with Section 3(b) above.

                  (G) ASSIGNMENT. The Company may assign its Repurchase Right under this Section 4 without the consent of the Purchaser.

            5. RESTRICTIONS ON UNVESTED SHARES. Unvested Shares may not be sold, transferred, pledged, or otherwise disposed of, except that such Unvested Shares may be transferred to a trust established for the sole benefit of the Purchaser and/or his or her spouse, children or grandchildren. Any Unvested Shares that are transferred as provided herein remain subject to the terms and conditions of this Agreement.


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            6. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then Purchaser shall be entitled to new or additional or different shares of stock or securities, in order to preserve, as nearly as practical, but not to increase, the benefits of Purchaser under this Agreement, in accordance with the provisions of Section 4.3 of the Plan. Such new, additional or different shares shall be deemed "Shares" for purposes of this Agreement and subject to all of the terms and conditions hereof.

            7. SHARES FREE AND CLEAR. All Shares purchased by the Company (or otherwise returned to the Company) pursuant to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of such Shares, free and clear of any claims, liens and encumbrances of every nature (again, except for the provisions of this Agreement and such securities laws).

            8. LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE; UNPERMITTED TRANSFERS.

                  (A) The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to Purchaser pursuant to this Agreement. The inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or approval shall not have been obtained.

                  (B) The Company shall not be required to: (i) transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

            9. NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, (or by such other method as the Administrator may from time to time deem appropriate), and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Purchaser, at his or her most recent address as shown in the employment or stock records of the Company.

            10. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

            11. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.


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            12. AMENDMENT. This Agreement may not be amended, waived,
discharged, or terminated other than by written agreement of the parties.

            13. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

            14. ASSIGNMENT. Purchaser shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby, or (ii) delegate his or her duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

            15. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

            16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Purchaser and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Purchaser and the Company.

            17. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of California without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

            18. NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall affect any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Purchaser's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Purchaser may be a party.

            19. "MARKET STAND-OFF" AGREEMENT. Purchaser agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities (including any acquisition transaction where Company securities will be used as all or part of the purchase price), Purchaser will not sell or otherwise transfer or dispose of any Shares held by Purchaser without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

            20. TAX ELECTIONS. Purchaser understands that Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the acquisition of the Shares. Purchaser acknowledges that Purchaser has considered the advisability of all tax elections in connection with the purchase of the Shares, including the making of an election under
Section 83(b) under the Internal Revenue Code of 1986, as amended ("Code"); Purchaser further


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acknowledges that the Company has no responsibility for the making of such
Section 83(b) election. In the event Purchaser determines to make a Section 83(b) election, Purchaser agrees to timely provide a copy of the election to the Company as required under the Code.

            21. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                              PURCHASER:

CKE RESTAURANTS, INC.

By:
       ----------------------------       --------------------------------------

Name:
       ----------------------------       --------------------------------------
                                                      (Print Name)
Title:
       ----------------------------


                                          Address:



                                          --------------------------------------



                                          --------------------------------------


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                       CONSENT AND RATIFICATION OF SPOUSE


      The undersigned, the spouse of _____________________, a party to the attached Restricted Stock Award Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

      I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

Date:
      ----------------------------------     -----------------------------------
                                                     (Signature)

                                             -----------------------------------
                                                     (Print Name)